Welcome to the Welcome to the D&E Communications, Inc. D&E Communications, Inc. Annual Shareholders’ Annual Shareholders’ Meeting Meeting April 26, 2007 Exhibit 99.1

Disclosure Regarding
Disclosure Regarding
Forward-Looking Statements
Forward-Looking Statements
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section
21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as
“believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties.  Forward-looking statements in this presentation may include, among others, statements concerning:
• projections of our future results of operations, cash flows or financial condition;
• our business strategy and our ability to capitalize on any of our competitive strengths; and
• the continued availability of capital resources.
The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct.
Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange Commission and include, without limitation, risks related to the following:
• increasing competition in the communications industry;
• a complex and uncertain regulatory environment; and
• the impact on our business of our indebtedness and the covenants relating to this indebtedness.
All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Regulation G Disclosure
Regulation G Disclosure
In this presentation, we use the operating measure Adjusted EBITDA.  Adjusted EBITDA is a non-GAAP (generally accepted accounting principles) operating measure under Regulation G promulgated by the Securities and Exchange Commission.  We compute Adjusted EBITDA by adding depreciation, amortization and intangible asset impairment to operating income.  Each of these GAAP financial measures are line items in our income statement and thus Adjusted
EBITDA can be reconciled to net income, the most comparable GAAP financial measure to
Adjusted EBITDA.  Net income is reconciled to Adjusted EBITDA for the periods for which
Adjusted EBITDA is presented on the slides entitled "Reconciliation of Adjusted EBITDA (a non-GAAP measure) to Net Income/(Loss).”
Presentation of Adjusted EBITDA is consistent with how we evaluate performance of our business units and Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.  However, other companies in our industry may calculate Adjusted EBITDA differently than we do. Adjusted
EBITDA is not a measurement of financial performance under GAAP and should not be considered as a substitute for cash flow from operating activities as a measure of liquidity or a substitute for net income as an indicator of operating performance or any other measure of performance derived in accordance with GAAP.

4 Agenda Agenda » Fiscal Year 2006 Results – James W. Morozzi » Fiscal Year 2006 Financial Report – Thomas E. Morell » 2006 Annual Delivering Excellence Awards » Questions

5 James W. Morozzi President and CEO Fiscal Year 2006 Results

Maximizing Shareholder Value
Maximizing Shareholder Value
»
Drive adjusted EBITDA & net income growth via:
›
Strategic growth of broadband
›
Growth of profitable On-Net CLEC customers
›
Increase sales of Professional IT Services
to existing customer base
›
Preservation of RLEC access lines
»
Manage CAPEX spending and thus cash flow
»
Reduction of debt
Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and intangible asset impairment.  See reconciliation of Adjusted EBITDA to net income/(loss) attached.

2006 Strategic Priorities
2006 Strategic Priorities
»
Own the broadband connection to the customer
»
Drive profitable On-Net CLEC business
»
Make Systems Integration a valuable part of
the solution for our customers
»
Manage operating expenses while
improving productivity

2006 Accomplishments
2006 Accomplishments
Financial
›
Improved Adjusted EBITDA
(1)
by more
than $1.6M or 2.8%
›
Reduced Long Term Debt
(2)
by $10M
›
Amended credit facility
1) Excludes $1.9M Asset Impairment charge recorded in operating expenses
2) Net $8.5M reduction including capital lease obligations incurred in 2006

Relative Stock Performance
Relative Stock Performance
Note:  The comparison assumes $100 invested in each of the Nasdaq U.S. Index (Nasdaq US), the Nasdaq Telecommunications
Index (Nasdaq Telecom) and the Company’s Common Stock, on December 31, 2001 and that all dividends were reinvested.
$0.00
$25.00
$50.00
$75.00
$100.00
$125.00
$150.00
2001 2002 2003 2004 2005 2006
Nasdaq US Nasdaq Telecom D &  E

Telecom Sector Performance -
Telecom Sector Performance -
Wireline
Wireline
RBOC 43.4%
Conventional
ILECs 21.9%
High Dividend Yield
ILECs 14.9%
S&P 13.2%
D&E 31.7%
RBOCs include AT&T, Bellsouth (Not included in composite after 12/31/06), Qwest and
Verizon
High Dividend Yield ILECs include Alaska Comm, Citizens Comm, Consolidated Comm,
Fairpoint, Iowa Telecom and Windstream
Conventional ILECs include Centurytel, Cincinnati Bell, CT Comm, Embarq, Hickory Tech,
North Pittsburgh, Telephone and Data Systems and Surewest Comm
Relative Sector Stock Price Performance
Daily from April 24, 2006 - April 23, 2007
75
85
95
105
115
125
135
145
Apr-06 Jun-06 Aug-06 Oct-06 Dec-06 Feb-07 Apr-07
Source:  Brown Brothers Harriman & Co.,
and Company data

2006 Accomplishments
2006 Accomplishments
»
Customer / Product Development
›
Broadband Subscriber Growth of over 9,200
›
On-Net CLEC lines passed the 30% mark
›
Ended year with more than 7,400 video customers
›
Products Launched:
- Dynamic T
- Jazzd Classic bundles
- Border Gateway Protocol
›
Notable Customer Wins:
- County of Berks
- St. Joseph’s Hospital
- UGI
- YES Solutions

Total Connections –
Total Connections –
2006
2006
Note: Chart not to scale. Total connections includes all RLEC, CLEC, Dial-up, DSL, Cable modems, web hosting, and video subscribers
1/1/06 12/31/06
RLEC
Dial-up
Video
DSL
High-Speed
Cable
Modems
Web
Hosting
CLEC
213,539
219,017
(4,850)
(2,622)
2,924
335
(1)
807
8,885

2006 Accomplishments
2006 Accomplishments
Operational
›
Added 258 miles of additional network fiber
›
Installed Nortel CS2000 softswitch
›
Broadband capability reached 99%
›
Reduced Out-Of-Service hours by 9%
›
Staffing reduced by 11%

D&E Communications
Delivering Excellence

Revenue per Employee
Employees

$14,000
$15,000
$16,000
$17,000
$18,000
$19,000
$20,000
$21,000
$22,000
$23,000
1/06 2/06 3/06 4/06 5/06 6/06 7/06 8/06 9/06 10/06 11/06 12/06
500
550
600
650
700
750
800
850
900
Revenue (1)
Employees (2)
Revenue per Employee
Revenue per Employee
(1) Revenue per Employee is calculated by dividing the average monthly operating revenues for the prior twelve months by the number of employees.
(2) Number of employees are based upon Full Time Equivalents and are an average of the prior twelve months.

2006 Accomplishments
2006 Accomplishments
Strategic
›
Voice systems business segment of Systems
Integration sold
›
Acquired 26-mile fiber network on the west shore
of Harrisburg (transaction closed January 2007)

Legend

- Existing Fiber Network as of December 2006
- Fiber Acquisition January 2007
- Switch
- Proposed 2007 Additions
- Proposed 2008 Additions

16 Camp Hill Harrisburg Mechanicsburg

State
College
Birdsboro
Ephrata
Lititz
Lewisburg
Scranton
Bloomsburg
Williamsport
Fort
Washington
Bellefonte
Altoona
Harrisburg
Mechanicsburg
Advanced All-Digital Network
Advanced All-Digital Network
Network Switch
Cental Office
Co-locate w/
Verizon
Co-locate in
Verizon Tandem
Verizon Tandem
Existing Fiber
IRU Fiber
Leased Facilities
Soft Switch Site

Business Strategy
Business Strategy
Broadband Growth
Broadband Growth
»
Metro Ethernet Services
›
Transparent LAN Services
- Inter-regional Transparent LAN Service
•
Introduced to State College Market in 2006
Launched Lancaster Market in 2005
•
Bandwidth on-demand
•
10 Mbps to 90 Mbps
›
Dedicated Internet Access
»
Delivery of IP/MPLS network
›
Ethernet data services
›
Sets the stage for VPN services
›
Price and Performance

Business Strategy
Business Strategy
Broadband Growth
Broadband Growth
»
Dynamic T
›
Targeted at small businesses with voice and data
requirements up to 1.5 Mbps
›
Starts with 10 feature rich voice lines
›
Dynamic allocation of Internet bandwidth

Business Strategy
Business Strategy
Systems Integration
Systems Integration
»
Network Solutions
›
network architecture, assessment & design
»
Support Solutions
›
service support contracts, staff augmentation
»
Security Solutions
›
Security assessments, penetration tests
»
Monitoring Solutions
›
server/router/switch monitoring
IT Solutions with Professional Services

D&E Communications
Delivering Excellence

Reliable Voice, Data & Internet.
Exceptional Customer Service.
Residential
Business
Internet
Phone
TV
Customer Support
Life needs connections.
D&E delivers.
Questions?
1-877-4DE-TODAY
Support Topics
Internet
Phone
TV
Why D&E
Capabilities & Services
Our Approach
Support
Trusted Experience.
Proven Solutions.
Account Access
Call us today!
1-877-4DE TODAY

21 Newly Designed Website Newly Designed Website www.decommunications.com www.decommunications.com

22 Fiscal Year 2006 Financial Report Thomas E. Morell Chief Financial Officer

164.4
164.6
162.1
62.6 61.0
59.5
21.1
22.8
22.5
6.7
(2.7)
13.7
-$50
$0
$50
$100
$150
$200
Revenue Adjusted EBITDA Operating Income Net Income/(Loss)
Historical Financial Summary
Consolidated Revenue, Adjusted EBITDA, Operating Income and Net Income/(Loss)
($ in millions)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and intangible asset impairment.  See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(1)
2004 2005 2006

Historical Financial Summary
RLEC Segment
Revenue, Adjusted EBITDA, and Operating Income/(Loss)
106.6
110.5 111.0
59.9
62.1
59.2
30.4 32.5
29.2
$0
$20
$40
$60
$80
$100
$120
Revenue Adjusted EBITDA Operating Income/(Loss)
(1) (2)
($ in millions)
2004 2005 2006
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and intangible asset impairment.  See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(2) Does not adjust for inter-company transactions

Historical Financial Summary
CLEC Segment
Revenue, Adjusted EBITDA, and Operating Income/(Loss)
42.8 40.8
37.6
1.7
3.5
6.1
0.2
(1.5)
(2.7)
-$10
$0
$10
$20
$30
$40
$50
Revenue Adjusted EBITDA Operating Income/(Loss)
(1) (2)
($ in millions)
2004 2005 2006
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and intangible asset impairment.  See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(2) Does not adjust for inter-company transactions

15.6
13.0
10.4
1.4
0.7
1.6
0.1
(0.6)
0.3
-$5
$0
$5
$10
$15
$20
Revenue Adjusted EBITDA Operating Income/(Loss)
Historical Financial Summary
Internet Services Segment
Revenue, Adjusted EBITDA, and Operating Income/(Loss)
($ in millions)
2004 2005 2006
(1) (2)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and intangible asset impairment.  See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(2) Does not adjust for inter-company transactions

6.7
8.6
13.0
(3.2)
(4.6)
(3.9)
(6.5)
(5.6) (4.4)
-$10
-$5
$0
$5
$10
$15
Revenue Adjusted EBITDA Operating Income/(Loss)
Historical Financial Summary
Systems Integration Segment
Revenue, Adjusted EBITDA, and Operating Income/(Loss)
($ in millions)
2004 2005 2006
(1) (2)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and intangible asset impairment.  See reconciliation of Adjusted EBITDA to net income/(loss) attached.
(2) Does not adjust for inter-company transactions

Historical Financial Summary
Historical Financial Summary
Capital Expenditures
Capital Expenditures
2.0%
0.3%
6.3%
14.2%
77.2%
% of Total
$30.3
$0.6
$0.1
$1.9
$4.3
$23.4
2005 2006 2004
$26.4 $26.4 Totals
2.2% $0.6 3.4% $0.9
Video &
Other
0.8% $0.2 1.9% $0.5
Systems
Integration
6.1% $1.6 4.2% $1.1 Internet
37.5% $9.9 18.9% $5.0 CLEC
53.4% $14.1 71.6% $18.9 RLEC
% of Total % of Total
($ in millions)

Selected Uses of Cash
Selected Uses of Cash
24.7
30.5
5.3
2.0
7.7
7.1
6.8
0 0
24.2
15.5
13.7
13.3
10.1
13.0
11.3
6.8
13.3
$0
$5
$10
$15
$20
$25
$30
$35
2004 2005 2006
CAPEX
Interest
Debt Payment
Income Taxes
Dividends
Treasury Stock
($ in millions)
(2) Payments on long term debt and revolving lines of credit, net of proceeds from long term financing
(1) Capital expenditures, net of proceeds from sales
(1)
(2)

Reconciliation of Adjusted EBITDA
(a non-GAAP measure) to Net Income/(Loss)
(dollars in thousands)
2004 2005 2006
RLEC Adjusted EBITDA $59,938 $62,056 $59,193
CLEC Adjusted EBITDA $1,699 $3,541 $6,133
Internet Services Adjusted EBITDA $1,410 $736 $1,645
Systems Integration Adjusted EBITDA ($3,231) ($4,617) ($3,854)
Corp, Other & Elim Adjusted EBITDA ($300) ($763) ($472)
D&E Communications Adjusted EBITDA $59,516 $60,953 $62,645
Depreciation & amortization ($38,432) ($38,123) ($38,241)
Intangible asset impairment $0 $0 ($1,892)
Equity in net income (losses) of affiliates ($3,172) $1,000 ($180)
Interest expense ($14,389) ($14,177) ($15,274)
Gain (loss) on investments ($1,057) $6,895 $1,035
Loss on early extinguishment of debt ($5,252) $0 ($1,103)
Other income/(expense), net $1,679 $3,205 $4,790
Income taxes ($1,494) ($5,887) ($3,465)
Dividend on utility preferred stock ($65) ($65) ($65)
Loss from operations of Voice Systems business
net of income tax benefit of $64, $81 and $253 ($73) ($90) ($488)
Loss on sale of Voice Systems business, net of
income tax of $164 $0 $0 ($1,020)
Net income (loss) ($2,739) $13,711 $6,742

2006 Annual 2006 Annual Delivering Excellence Awards Delivering Excellence Awards

William F. Brossman William F. Brossman Founder’s Award Founder’s Award

33 William F. Brossman William F. Brossman Founder’s Award: Founder’s Award: Troy Knecht Product Development

Bertha B. Blair Bertha B. Blair Leadership Award Leadership Award

35 Bertha B. Blair Bertha B. Blair Leadership Award: Leadership Award: Judy Naylor Human Resources

Anne B. Sweigart Anne B. Sweigart Community Service Award Community Service Award

37 Anne B. Anne B. Sweigart Sweigart Community Service Award: Community Service Award: Sally Landis Provisioning

Questions Questions